UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
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☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

CALAMOS GLOBAL TOTAL RETURN FUND

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SEC 1913 (02-02)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Calamos® Convertible Opportunities and Income Fund
Calamos® Convertible and High Income Fund
Calamos® Strategic Total Return Fund
Calamos® Global Total Return Fund
2020 Calamos Court
Naperville, Illinois 60563-2787
1-800-582-6959

May 25, 2007

Dear Shareholder:

You are cordially invited to attend the joint annual meeting of shareholders of each of Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund and Calamos Global Total Return Fund, which will be held on Friday, June 22, 2007 at 8:00 a.m., Central time, in the Calamos Café on the lower level of the offices of Calamos Advisors LLC, each Fund’s investment adviser, 2020 Calamos Court, Naperville, Illinois.

The matter scheduled for consideration at the meeting is the election by the holders of preferred shares of each Fund of one trustee to represent the holders of preferred shares. In addition, each Fund may also transact any other business as may properly come before the meeting or any adjournments or postponements thereof. It is not expected that any matter other than the proposal discussed in the proxy statement will be raised at the meeting.

Enclosed with this letter are answers to questions you may have about the proposal, the formal notice of the meeting, and the proxy statement, which gives detailed information about the proposal and why the board recommends that you vote to approve it. If you have any questions about the enclosed proxy or need any assistance in voting your shares, please call 1-800-582-6959.

Your vote is important. Please complete, sign, and date the enclosed proxy card and return it in the enclosed envelope. This will ensure that your vote is counted, even if you cannot attend the meeting in person.

Sincerely,

John P. Calamos
Trustee and President

Calamos® Convertible Opportunities and Income Fund
Calamos® Convertible and High Income Fund
Calamos® Strategic Total Return Fund
Calamos® Global Total Return Fund

Answers to Some Important Questions
Q. What am I being asked to vote “For” on this proxy?
A. This proxy contains one proposal for the holders of preferred shares of each Fund: the election of one trustee to the board of trustees of the Fund to represent the preferred shareholders. Holders of the preferred shares of each Fund, voting as a separate class, will vote to elect the trustee. Holders of the common shares of each Fund are not being asked to elect a trustee, but in accordance with each Fund’s by-laws, an annual meeting of all shareholders is being held.
Shareholders of each Fund may transact such other business as may properly come before the meeting or at any adjournment or postponement thereof. Holders of the common shares of each Fund are being asked to provide a proxy for purposes of allowing their shares to be voted in the discretion of the proxyholders on any matter on which holders of common shares may vote.
Unless a matter is specific to a particular class of shares, holders of the common shares and holders of the preferred shares of each Fund will vote together, as a single class, on any matter that may properly come before the meeting and at any adjournment or postponement thereof. It is not expected that any matter other than the proposal discussed in the proxy statement will be raised at the meeting.
Q. How does the board of trustees suggest that I vote?
A. The trustees of each Fund unanimously recommend that the holders of preferred shares vote “For” the nominee on the enclosed proxy card(s).
Q. How can I vote?
A. Details about voting can be found in the proxy statement under the heading “More Information about the Meeting — How to Vote.”
You can vote by completing, signing and dating your proxy card, and mailing it in the enclosed envelope; or
You may vote in person if you are able to attend the meeting. However, even if you plan to attend, we urge you to cast your vote by mail.  That will ensure that your vote is counted, should your plans change.
This information summarizes information that is included
in more detail in the proxy statement. We urge you to read
the proxy statement carefully.
If you have questions, call 1-800-582-6959.

Calamos® Convertible Opportunities and Income Fund
Calamos® Convertible and High Income Fund
Calamos® Strategic Total Return Fund
Calamos® Global Total Return Fund
2020 Calamos Court
Naperville, Illinois 60563-2787
1-800-582-6959

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
June 22, 2007

A joint annual meeting of shareholders of each of Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund and Calamos Global Total Return Fund (each, a “Fund”) has been called to be held in the Calamos Café on the lower level of the offices of Calamos Advisors LLC, each Fund’s investment adviser, 2020 Calamos Court, Naperville, Illinois, at 8:00 a.m., Central time, on Thursday, June 22, 2007 for the following purpose:

To elect by vote of the holders of preferred shares of each Fund one trustee to the board of trustees of the Fund to represent the holders of preferred shares, to serve for a three-year term or until his successor shall have been duly elected and qualified, and to consider and act upon any other matters that may properly come before the meeting and at any adjournments or postponements thereof.

Holders of the preferred shares of each Fund will vote together, as a separate class, to elect a trustee of that Fund who represents the holders of the preferred shares.

Holders of the common shares of each Fund are not being asked to elect a trustee, but in accordance with each Fund’s by-laws, an annual meeting of all shareholders is being held. Holders of the common shares of each Fund are being asked to provide a proxy for purposes of allowing their shares to be voted in the discretion of the proxyholders on any matter on which holders of common shares may vote. Unless a matter is specific to a particular class of shares, holders of the common shares and holders of the preferred shares of each Fund will vote together, as a single class, on any matter that may properly come before the meeting and at any adjournment or postponement thereof. It is not expected that any matter other than the proposal discussed in the proxy statement will be raised at the meeting.

Shareholders of record as of the close of business on May 11, 2007 are entitled to notice of and to vote at the meeting (or any adjournment of the meeting).

By Order of the Board of Trustees of each Fund,

James S. Hamman, Jr.
Secretary

May 25, 2007
Naperville, Illinois

PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY
CARD(S) WHETHER OR NOT YOU EXPECT TO BE PRESENT AT
THE MEETING. YOU MAY STILL VOTE IN PERSON IF YOU
ATTEND THE MEETING.

Calamos® Convertible Opportunities and Income Fund
Calamos® Convertible and High Income Fund
Calamos® Strategic Total Return Fund
Calamos® Global Total Return Fund
2020 Calamos Court
Naperville, Illinois 60563-2787
1-800-582-6959

JOINT PROXY STATEMENT

JOINT ANNUAL MEETING OF SHAREHOLDERS
June 22, 2007

This joint proxy statement is being sent to you by the board of trustees of each of Calamos Convertible Opportunities and Income Fund (“CHI”), Calamos Convertible and High Income Fund (“CHY”), Calamos Strategic Total Return Fund (“CSQ”) and Calamos Global Total Return Fund (“CGO”). The board of each Fund is asking you to complete and return the enclosed proxy card(s), permitting your shares of the Fund to be voted at the joint meeting of shareholders called to be held on June 22, 2007. Shareholders of record at the close of business on May 11, 2007 (the “record date”) are entitled to vote at the meeting. You are entitled to one vote for each share you hold, with a fraction of a vote for each fraction of a share. This joint proxy statement and enclosed proxy are first being mailed to shareholders on or about May 29, 2007. Each Fund’s board has determined that the use of this joint proxy statement for each annual meeting is in the best interest of each Fund and its shareholders in light of the matters being considered and voted on by the shareholders.

You should have received your Fund’s annual report to shareholders for the fiscal year ended October 31, 2006. If you would like another copy of the annual report, please write to or call the Fund at the address or telephone number shown at the top of this page. The report will be sent to you without charge.

Calamos Advisors LLC, each Fund’s investment adviser, is referred to as “Calamos Advisors.” Calamos Advisors is an indirect subsidiary of Calamos Asset Management, Inc. (“CAM”), a publicly traded corporation whose voting shares are majority-owned by John P. Calamos and the Calamos family. As of March 31, 2007, Calamos Advisors managed approximately $42.6 billion in assets of individuals and institutions. The Funds and Calamos Advisors may be contacted at the same address, noted above.

ELECTION OF TRUSTEES

One trustee is to be elected to the board of each Fund by the holders of preferred shares of that Fund. The nominee is Stephen B. Timbers, who is currently a trustee who represents the preferred shares of each Fund and who was nominated by the board of trustees of that Fund.

The persons named on the accompanying proxy card(s) intend to vote at the meeting (unless otherwise directed) FOR the election of the nominee as trustee of each Fund. Currently, there are seven trustees. In accordance with each Fund’s Agreement and Declaration of Trust, its board of trustees is divided into three classes of approximately equal size. The terms of the trustees of the different classes are staggered. The current term of Stephen B. Timbers will expire at the annual meeting of shareholders in 2007. The terms of John P. Calamos, Weston W. Marsh and William R. Rybak will expire at the annual meeting of shareholders in 2008 and the terms of Joe F. Hanauer, John E. Neal and David D. Tripple will expire at the annual meeting of shareholders in 2009. Messrs. Rybak and Timbers are the trustees who represent the holders of preferred shares. Nick P. Calamos resigned from the board of trustees effective June 28, 2006.

The holders of preferred shares of each Fund will have equal voting rights (i.e., one vote per share). Stephen B. Timbers has been nominated for election as a trustee to represent the holders of the preferred shares of each Fund. The vote of a plurality of the preferred shares of a Fund, voting as a separate class, is required to elect a representative of the preferred shares as a trustee of that Fund.

The trustee elected at the meeting will hold office until the 2010 annual meeting or until his successor is duly elected and qualified. If the nominee is unable to serve because of an event not now anticipated, the persons named as proxyholders may vote for another person designated by the board of trustees.

The following table sets forth information on Mr. Timbers and each of the other current trustees.

Nominee for election at the meeting who is not an interested person of any Fund:

Number of
	Position(s) Held with	Portfolios in
	the Fund and Date	Fund Complex	Principal Occupation(s)
Name and Age at	First Elected or	Overseen by	During Past 5 Years and
March 31, 2007	Appointed to Office	Trustee	Other Directorships Held

Stephen B. Timbers, 62	Trustee (since 2004); Lead Independent Trustee (since 2005)	17	Private investor; formerly Vice Chairman, Northern Trust Corporation (bank holding company); formerly President and Chief Executive Officer, Northern Trust Investments, N.A. (investment manager); formerly President, Northern Trust Global Investments, a division of Northern Trust Corporation and Executive Vice President, The Northern Trust Corporation; formerly Director, Northern Trust Securities, Inc.

Continuing trustees who are interested persons of any Fund:

Number of
	Position(s) Held with	Portfolios in
	the Fund and Date	Fund Complex	Principal Occupation(s)
Name and Age at	First Elected or	Overseen by	During Past 5 Years and
March 31, 2007	Appointed to Office	Trustee	Other Directorships Held

John P. Calamos, Sr., 66*	Trustee and President (of CHI since 2002, of CHY and CSQ since 2003 and of CGO since 2004)	17	President and CEO, Calamos Asset Management, Inc. (“CAM”) and Calamos Holdings LLC (“CHLLC”), Calamos Advisors LLC and its predecessor (“Calamos Advisors”), and Calamos Financial Services LLC and its predecessor (“CFS”); Director, CAM

*	Mr. Calamos is a trustee who is an “interested person” of the Funds as defined in the Investment Company Act of 1940 (the “1940 Act”) because he is an officer of each Fund and is an affiliated person of Calamos Advisors and CFS.

Continuing trustees who are not interested persons of any Fund:

		Number of
	Position(s) Held with	Portfolios in
	the Fund and Date	Fund Complex	Principal Occupation(s)
Name and Age at	First Elected or	Overseen by	During Past 5 Years and
March 31, 2007	Appointed to Office	Trustee	Other Directorships Held

Joe F. Hanauer, 69	Trustee (of CHI since 2002, of CHY and CSQ since 2003 and of CGO since 2004)	17	Private investor; Director, MAF Bancorp (bank holding company); Chairman and Director, Move, Inc., (internet provider of real estate information and products); Director, Combined Investments, L.P. (investment management)
Weston W. Marsh, 56	Trustee (of CHI since 2002, of CHY and CSQ since 2003 and of CGO since 2004)	17	Of Counsel and, prior thereto, Partner, Freeborn & Peters LLP (law firm)
John E. Neal, 57	Trustee (of CHI since 2002, of CHY and CSQ since 2003 and of CGO since 2004)	17	Private investor; Managing Director, Bank One Capital Markets, Inc. (investment banking) (2000-2004); Director, Focused Health Services (private disease management company), Equity Residential (publicly-owned REIT), Ranir LLC (oral products company) and CBA Commercial (commercial mortgage securitization company); Partner, Private Perfumery LLC (private label perfume company and Linden LLC (health care private equity)
William R. Rybak, 56	Trustee (of CHI since 2002, of CHY and CSQ since 2003 and of CGO since 2004)	17	Private investor; formerly Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager); Director, Howe Barnes Hoefer Arnett, Inc. (investment services firm) and PrivateBancorp, Inc. (bank holding company); Trustee, JNL Series Trust JNL Investors Series Trust, JNL Variable Fund LLC and JNLNY Variable Fund I LLC*
David D. Tripple, 63	Trustee (since 2006)	17	Private investor; Trustee, Century Shares Trust and Century Small Cap Select Fund**

*	Overseeing 91 portfolios in fund complex.

**	Overseeing two portfolios in fund complex.

The address of each of the trustees is 2020 Calamos Court, Naperville, Illinois 60563-2787.

Officers. John P. Calamos, Sr. is president of each Fund. The preceding table gives more information about Mr. Calamos. The following table sets forth each other officer’s name, position with the Funds, age, principal occupation during the past five years, and the date on which he first became an officer of the Funds. Each officer serves until his successor is chosen and qualified or until his resignation or removal by the board of trustees.

Position(s) Held with
the Fund and Date
Name and Age at	First Elected or	Principal Occupation(s)
March 31, 2007	Appointed to Office	During Past 5 Years

Nimish S. Bhatt, 43	Treasurer (since 2004)	Senior Vice President and Director of Operations, CAM, CHLLC, Calamos Advisors and CFS (since 2004); Senior Vice President, Alternative Investments and Tax Services of The BISYS Group, Inc., prior thereto
Nick P. Calamos, 45	Vice President (of CHI since 2002, of CHY and CSQ since 2003 and of CGO since 2004)	Senior Executive Vice President and Co-Chief Investment Officer, CAM, CHLLC, Calamos Advisors and CFS; Director, CAM
Patrick H. Dudasik, 51	Vice President (of CHI since 2002, of CHY and CSQ since 2003 and of CGO since 2004)	Executive Vice President, Chief Financial Officer and Treasurer, CAM and CHLLC (since 2004), Calamos Advisors and CFS (since 2001); Chief Operating Officer, CAM, CHLLC and CFS (since 2007); Administrative Officer, CAM and CHLLC (2004-2005), Calamos Advisors and CFS (2001-2005)
James S. Hamman, Jr., 37	Secretary (of CHI since 2002, of CHY and CSQ since 2003 and of CGO since 2004)	Executive Vice President, Secretary and General Counsel, CAM and CHLLC (since 2004), Calamos Advisors and CFS (since 1998); Chief Compliance Officer, Calamos Funds (2004-2005)
Mark J. Mickey, 55	Chief Compliance Officer (since 2005)	Chief Compliance Officer, Calamos Funds (since 2005), and Chief Compliance Officer, Calamos Advisors (2005-2006); Director of Risk Assessment and Internal Audit, Calamos Advisors (2003-2005); President, Mark Mickey Consulting (2002-2003)

The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563-2787.

Committees of the Board of Trustees. Each Fund’s board of trustees currently has six standing committees:

Executive Committee. Messrs. Calamos and Timbers are members of each executive committee, which has authority during intervals between meetings of the board of trustees to exercise the powers of the board, with certain exceptions.

Audit Committee. Messrs. Hanauer, Marsh, Neal, Rybak, Timbers and Tripple serve on each audit committee. The audit committees operate under a written charter adopted and approved by each board, a copy of which is available on the Funds’ website, www.calamos.com. The audit committees select independent auditors, approve services to be rendered by the auditors, monitor the auditors’ performance, review the results of each Fund’s audit, determine whether to recommend to the board that the Fund’s audited financial statements be included in the Fund’s annual report and respond to other matters deemed appropriate by the boards. Each committee member is “independent” as defined by the New York Stock Exchange. Messrs. Neal, Rybak, Timbers and Tripple have been determined by the board to be audit committee financial experts for each Fund.

Governance Committee. Messrs. Hanauer, Marsh, Neal, Rybak, Timbers and Tripple serve on each governance committee. Each committee member is “independent” as defined by the New York Stock Exchange. The governance committees operate under a written charter adopted and approved by the board, a copy of which is available on the Funds’ website, www.calamos.com. The governance committees oversee the independence and effective functioning of the board of trustees and endeavor to be informed about good practices for mutual fund boards.

The governance committees also function as nominating committees by making recommendations to the board of trustees regarding candidates for election as non-interested trustees. The governance committees look to many sources for recommendations of qualified trustees, including current trustees, employees of Calamos Advisors, current shareholders of the Funds, search firms that are compensated for their services and other third party sources. Search firms that are retained by the governance committees to identify potential candidates evaluate potential candidates, conduct screening interviews and provide information to the governance committees with respect to the market for available candidates. In making trustee recommendations, the governance committees consider a number of factors, including a candidate’s background, integrity, knowledge and relevant experience. These factors are set forth in an appendix to the written charter. Any prospective candidate is interviewed by the Funds’ trustees and officers, and references are checked.

The governance committees will consider shareholder recommendations regarding potential candidates for nomination as trustees properly submitted to the governance committees for their consideration.

A Fund shareholder who wishes to nominate a candidate to a Fund’s board of trustees must submit any such recommendation in writing via regular mail to the attention of the Fund’s Secretary, at the address of the Fund’s principal executive offices. The shareholder recommendation must include:

•	the number and class of all Fund shares owned beneficially and of record by the nominating shareholder at the time the recommendation is submitted and the dates on which such shares were acquired, specifying the number of shares owned beneficially;

•	a full listing of the proposed candidate’s education, experience (including knowledge of the investment company industry, experience as a director or senior officer of public or private companies, and directorships on other boards of other registered investment companies), current employment, date of birth, business and residence address, and the names and addresses of at least three professional references;

•	information as to whether the candidate is, has been or may be an “interested person” (as such term is defined in the 1940 Act) of the Funds, Calamos Advisors or any of its affiliates, and, if believed not to be or have been an “interested person,” information regarding the candidate that will be sufficient for the committee to make such determination;

•	the written and signed consent of the candidate to be named as a nominee and to serve as a trustee of the Funds, if elected;

•	a description of all arrangements or understandings between the nominating shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the shareholder recommendation is being made, and if none, so specify;

•	the class or series and number of all shares of the Funds owned of record or beneficially by the candidate, as reported by the candidate; and

•	such other information that would be helpful to the governance committees in evaluating the candidate.

The governance committees may require the nominating shareholder to furnish other information they may reasonably require or deem necessary to verify any information furnished pursuant to the procedures delineated above or to determine the qualifications and eligibility of the candidate proposed by the nominating shareholder to serve as a trustee. If the nominating shareholder fails to provide such additional information in writing within seven days of receipt of written request from the governance committees, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and the governance committees are not required to consider such candidate.

Unless otherwise specified by the governance committees’ chairman or by legal counsel to the non-interested trustees, the Funds’ Secretary will promptly forward all shareholder recommendations to the governance committees’ chairman and the legal counsel to the non- interested trustees, indicating whether the shareholder recommendation has been properly submitted pursuant to the procedures adopted by the governance committees for the consideration of trustee candidates nominated by shareholders.

Recommendations for candidates as trustees will be evaluated, among other things, in light of whether the number of trustees is expected to change and whether the trustees expect any vacancies. During periods when the governance committees are not actively recruiting new trustees, shareholder recommendations will be kept on file until active recruitment is under way. After consideration of a shareholder recommendation the governance committees may dispose of the shareholder recommendation.

Dividend Committee. Mr. Calamos serves as the sole member of each dividend committee. Each dividend committee is authorized to declare distributions on the respective Fund’s shares in accordance with such Fund’s distribution policies, including, but not limited to, regular dividends, special dividends and short- and long-term capital gains distributions.

Valuation Committee. Messrs. Marsh, Timbers and Tripple serve on each valuation committee. The valuation committees operate under a written charter approved by the board. The valuation committees oversee valuation matters of the Funds delegated to the pricing committee, including the fair valuation determinations and methodologies proposed and utilized by the pricing committee, review the Funds’ valuation procedures and their application by the pricing committee, review pricing errors and procedures for calculation of net asset value of each of the Funds and respond to other matters deemed appropriate by the board.

In addition to the above committees, each Fund’s board of trustees has appointed and oversees a pricing committee comprised of officers of the Fund and employees of Calamos Advisors.

The following table shows the number of meetings held for each Fund during the fiscal year ended October 31, 2006:

	CHI	CHY	CSQ	CGO

Board of Trustees	5	5	5	5
Executive Committee*	0	0	0	0
Audit Committee	5	5	5	5
Governance Committee	5	5	5	5
Dividend Committee	13	13	12	11
Valuation Committee**	0	0	0	0

*	Although the executive committees of CHI, CHY, CSQ and CGO held no meetings, they acted by written consent on 0,1, 0 and 1 occasions, respectively.

**	The Valuation Committee was not formed until December 14, 2006.

With the exception of Nick Calamos, all of the trustees and committee members then serving attended at least 75% of the meetings of the board of trustees and applicable committees held during the fiscal year ended October 31, 2006.

Trustee Compensation. The Funds do not compensate any of the trustees who are affiliated persons of Calamos Advisors.

Effective November 1, 2006, compensation of the non-interested trustees of the Funds in the Fund Complex for their services as such consists of an aggregate annual retainer per trustee of $80,000, with annual supplemental retainers of $40,000 to the lead independent trustee, $20,000 to the chair of the audit committee and $10,000 to the chair of any other committee. Each non-interested trustee receives a meeting attendance fee of $6,000 for any board meeting attended in person, $3,000 for any board meeting attended by telephone and $3,000 for any committee meeting attended in person or by telephone. The following table sets forth information with respect to the compensation paid by the Funds and the Fund Complex during the fiscal year ended October 31, 2006 to each of the current trustees.

Name	CHI†	CHY†	CSQ†	CGO†	Fund Complex*†

John P. Calamos, Sr.	$0	$0	$0	$0	$0
Nick P. Calamos±	0	0	0	0	0
Weston W. Marsh	4,633	5,223	10,041	2,243	107,000
Joe F. Hanauer	4,503	5,079	9,763	2.177	104,000
John E. Neal	5,279	5,953	11,443	2,558	122,000
William R. Rybak	4,956	5,588	10,742	2,400	114,500
Stephen B. Timbers	6,356	7,168	13,780	3,083	147,000
David D. Tripple‡	3,244	3,671	7,053	1,621	76,500

*	The Fund Complex includes Calamos Investment Trust, Calamos Advisors Trust and the Funds.

†	Includes fees deferred during the year pursuant to the deferred compensation plan described below. As of October 31, 2006, the values of the deferred compensation accounts of Messrs. Marsh and Neal were $203,673 and $366,829, respectively.

±	Nick P. Calamos resigned from the board of trustees effective June 28, 2006.

‡	Mr. Tripple was first elected a trustee as of January 1, 2006.

The Funds in the Fund Complex have adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” of Calamos Advisors who has elected to participate in the Plan (“participating trustees”) may defer receipt of all or a portion of his compensation from the Funds in the Fund Complex. The deferred compensation payable to the participating trustee is credited to the participating trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of a participating trustee’s deferred compensation account at any time is equal to what would be the value if the amounts credited to the account had instead been invested in Class I shares of one or more of the funds of Calamos Investment Trust as designated by the participating trustee. Thus, the value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. If a participating trustee retires, the participating trustee may elect to receive payments under the plan in a lump sum or in equal annual installments over a period of five years. If a participating trustee dies, any amount payable under the Plan will be paid to the participating trustee’s beneficiaries.

Certain Relationships and Related Transactions. Each Fund has entered into an Investment Management Agreement and a Financial Accounting Services Agreement with Calamos Advisors. Calamos Advisors is indirectly owned by John P. Calamos, Sr. According to the terms of the Investment Management Agreements, Calamos Advisors provides portfolio management services to the Funds in consideration for fees based on each Fund’s average weekly managed assets. According to the terms of the Financial Accounting Services Agreement, Calamos Advisors provides certain accounting services to each Fund in consideration for fees based on the Fund’s daily average net assets.

Required Vote. The trustee of a Fund to represent the holders of the preferred shares will be elected by the vote of a plurality of the preferred shares of the Fund present at the meeting, in person or by proxy. For the election of the trustee, one-third of the preferred shares of a Fund entitled to vote constitutes a quorum for that Fund.

Board Recommendation

Each Fund’s board of trustees unanimously recommends that the Fund’s preferred shareholders vote “For” the nominee.

OTHER MATTERS

Each Fund’s board of trustees knows of no other matters that are intended to be brought before the meeting. If other matters are properly presented for action, the proxyholders named in the enclosed form of proxy will vote on those matters in their sole discretion. For any matter that may properly come before the meeting of a Fund, one-third of the shares entitled to vote on the matter constitutes a quorum for that matter.

Unless a matter is specific to a particular class of shares, holders of the common shares and holders of the preferred shares of each Fund will vote together, as a single class, on any matter that may properly come before the meeting and at any adjournment or postponement thereof.

MORE INFORMATION ABOUT THE MEETING

Shareholders. At the record date, the Funds had the following numbers of shares issued and outstanding:

	Common Shares	Preferred Shares

CHI	47,487,291	15,360
CHY	67,209,578	17,200
CSQ	154,514,000	43,200
CGO	8,006,981	2,360

At March 31, 2007, each trustee beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934) shares of the Funds and of all Funds in the Fund Complex having values within the indicated dollar ranges.

Aggregate Dollar
Range of Shares in
Trustee	CHI	CHY	CSQ	CGO	the Fund Complex

John P. Calamos, Sr.	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Joe F. Hanauer	None	None	None	None	Over $100,000
Weston W. Marsh	$50,001-$100,000	$50,001-$100,000	$50,001-$100,000	None	Over $100,000
John E. Neal	None	None	Over $100,000	Over $100,000	Over $100,000
William R. Rybak	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	None	Over $100,000
Stephen B. Timbers	None	Over $100,000	$50,001-$100,000	Over $100,000	Over $100,000
David D. Tripple	$10,001-$50,000	$50,001-$100,000	$50,001-$100,000	$50,001-$100,000	Over $100,000

At March 31, 2007, each trustee, and the trustees and officers as a group, beneficially owned (as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934) the following number of common shares of the Funds (or percentage of outstanding shares) as follows:

Trustee	CHI	%	CHY	%	CSQ	%	CGO	%

John P. Calamos, Sr.	8,645	*	74,042	*	138,453	*	173,238	2.16%
Joe F. Hanauer	0	*	0	*	0	*	0	*
Weston W. Marsh	2,800	*	3,500	*	4,400	*	0	*
John E. Neal	0	*	0	*	33,700	*	17,150	*
William R. Rybak	1,341	*	1,514	*	1,748	*	0	*
Stephen B. Timbers	0	*	7,000	*	6,500	*	6,500	*
David D. Tripple	2,400	*	3,000	*	3,500	*	3,400	*
Trustees and Officers as a group (12 persons)	18,226	*	89,056	*	277,254	*	202,788	2.53%

* Indicates less than 1%.

At March 31, 2007, no trustee or officer held preferred shares of any Fund.

At the record date, the following persons were known to own beneficially or of record more than 5% of the outstanding securities of each of the following Funds:

	Class	Name and Address	Number of	Percent
Fund	of Shares	of Beneficial Owner	Shares Owned	of Class

CHI	Common	Merrill Lynch Pierce Fenner & Smith 101 Hudson Street, 9th Floor Jersey City, NJ 07302 Attn: Veronica O’Neill	7,458,328.000	15.71%
		Citigroup Global Markets, Inc. Attn: Patricia Haller 333 West 34th Street, 3rd Floor New York, NY 10001	6,819,486.000	14.36%
		First Clearing LLC Attn: Pamela Siner 10700 Wheat First Dr., MC WS1024 Glen Allen, VA 23060	4,195,059.000	8.83%
		UBS Financial Services Inc. Attn: Jane Flood 1200 Harbor Blvd., 3rd Floor Weekawken, N.J. 07086	3,937,299.000	8.29%
		National Financial Services, LLC Attn: Lewis Trezza 200 Liberty Street One World Financial Tower, 5th Floor New York, NY 10281	2,842,095.000	5.98%
		Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105	2,528,053.000	5.32%
	Preferred	Merrill Lynch Pierce Fenner & Smith 101 Hudson Street, 9th Floor Jersey City, NJ 07302 Attn: Veronica O’Neill	4,599.000	29.94%
		Morgan Stanley Harborside Financial Center Plaza 3, 6th Floor Jersey City, NJ 07311	2,267.000	14.76%
		Deutsche Bank Securities, Inc. Attn: Lou Pagnotta 1251 Avenue of the Americas New York, NY 10020	1,894.000	12.33%

	Class	Name and Address	Number of	Percent
Fund	of Shares	of Beneficial Owner	Shares Owned	of Class

		UBS Financial Services Inc. Attn: Jane Flood 1200 Harbor Blvd., 3rd Floor Weekawken, N.J. 07086	1,884.000	12.27%
		National Financial Services, LLC Attn: Lewis Trezza 200 Liberty Street One World Financial Tower, 5th Floor New York, NY 10281	1,730.000	11.26%
		Oppenheimer & Co. Inc. Attn: Oscar Nazario 125 Broad Street, 15th Floor New York, NY 10004	823.000	5.36%
CHY	Common	Citigroup Global Markets, Inc. Attn: Patricia Haller 333 West 34th Street, 3rd Floor New York, NY 10001	24,169,039.000	35.96%
		First Clearing LLC Attn: Pamela Siner 10700 Wheat First Dr., MC WS1024 Glen Allen, VA 23060	3,727,702.000	5.55%
		National Financial Services, LLC Attn: Lewis Trezza 200 Liberty Street One World Financial Tower, 5th Floor New York, NY 10281	3,497,288.000	5.20%
		RBC Dain Rauscher Incorporated Attn: Proxy Dept. 11Q6 510 Marquette Avenue South Minneapolis, MN 55402	3,497,235.000	5.20%
	Preferred	Citigroup Global Markets, Inc. Attn: Patricia Haller 333 West 34th Street, 3rd Floor New York, NY 10001	5,717.000	33.24%
		RBC Dain Rauscher Incorporated Attn: Proxy Dept. 11Q6 510 Marquette Avenue South Minneapolis, MN 55402	4,401.000	25.59%

	Class	Name and Address	Number of	Percent
Fund	of Shares	of Beneficial Owner	Shares Owned	of Class

		First Clearing LLC Attn: Pamela Siner 10700 Wheat First Dr., MC WS1024 Glen Allen, VA 23060	3,378.000	19.64%
		Morgan Stanley Harborside Financial Center Plaza 3, 6th Floor Jersey City, NJ 07311	1,006.000	5.85%
CSQ	Common	Citigroup Global Markets, Inc. Attn: Patricia Haller 333 West 34th Street, 3rd Floor New York, NY 10001	33,380,245.000	21.60%
		Merrill Lynch Pierce Fenner & Smith 101 Hudson Street, 9th Floor Jersey City, NJ 07302 Attn: Veronica O’Neill	26,814,370.000	17.35%
		UBS Financial Services Inc. Attn: Jane Flood 1200 Harbor Blvd., 3rd Floor Weekawken, N.J. 07086	24,009,744.000	15.54%
		A.G. Edwards & Sons, Inc. Attn: Proxy Department 1431 Kingsland Avenue Pagedale, MO 63133	7,812,761.000	5.06%
	Preferred	Citigroup Global Markets, Inc. Attn: Patricia Haller 333 West 34th Street, 3rd Floor New York, NY 10001	18,844.000	43.62%
		UBS Financial Services Inc. Attn: Jane Flood 1200 Harbor Blvd., 3rd Floor Weekawken, N.J. 07086	6,396.000	14.81%
		Morgan Stanley Harborside Financial Center Plaza 3, 6th Floor Jersey City, NJ 07311	4,644.000	10.75%
		Merrill Lynch Pierce Fenner & Smith 101 Hudson Street, 9th Floor Jersey City, NJ 07302 Attn: Veronica O’Neill	2,494.000	5.77%

	Class	Name and Address	Number of	Percent
Fund	of Shares	of Beneficial Owner	Shares Owned	of Class

		E*Trade Securities LLC P.O. Box 1542 Merrifield, VA 22116-9449 Attn: Corporate Actions Department	2,318.000	5.37%
CGO	Common	Citigroup Global Markets, Inc. Attn: Patricia Haller 333 West 34th Street, 3rd Floor New York, NY 10001	2,306,597.000	28.81%
		UBS Financial Services Inc. Attn: Jane Flood 1200 Harbor Blvd., 3rd Floor Weekawken, N.J. 07086	1,010,214.000	12.62%
		Merrill Lynch Pierce Fenner & Smith 101 Hudson Street, 9th Floor Jersey City, NJ 07302 Attn: Veronica O’Neill	563,293.000	7.04%
		First Clearing LLC Attn: Pamela Siner 10700 Wheat First Dr., MC WS1024 Glen Allen, VA 23060	525,014.000	6.56%
		National Financial Services, LLC Attn: Lewis Trezza 200 Liberty Street One World Financial Tower, 5th Floor New York, NY 10281	496,759.000	6.20%
		RBC Dain Rauscher Incorporated Attn: Proxy Dept. 11Q6 510 Marquette Avenue South Minneapolis, MN 55402	468,963.000	5.86%
	Preferred	Citigroup Global Markets, Inc. Attn: Patricia Haller 333 West 34th Street, 3rd Floor New York, NY 10001	2,230.000	94.49%

To each Fund’s knowledge, no change in control of such Fund has occurred since the beginning of its last fiscal year.

How Proxies Will Be Voted. All proxies solicited by the board of trustees that are properly executed and received prior to the meeting, and that are not revoked, will be voted at the meeting. Shares represented by those proxies will be voted as indicated on the proxy card, or in the discretion of the proxyholders on any other matter that may properly come before the meeting.

How to Vote. Complete, sign and date the enclosed proxy card and return it in the enclosed envelope.

Expenses. The expenses of preparing, printing and mailing the enclosed proxy cards, the accompanying notice and this proxy statement and all other costs, in connection with the solicitation of proxies will be borne by the Funds. The Funds may also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of shares of the Funds. In order to obtain the necessary quorum at the meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Funds, Calamos Advisors, the Funds’ transfer agent, or by brokers or their representatives or by a solicitation firm that may be engaged by the Funds to assist in proxy solicitations. Any costs associated with such additional solicitation are not anticipated to be significant.

Householding. The Funds reduce the number of duplicate shareholder reports and proxy statements your household receives by sending only one copy of those documents to those addresses shared by two or more accounts. Call the Funds at 1-800-582-6959 or write to the Funds at the address on page one of this proxy statement to request individual copies of shareholder reports and proxy statements, or to request a single copy of shareholder reports and proxy statements if your household is receiving duplicate copies. We will begin sending your household single or multiple copies, as you request, as soon as practicable after receiving your request.

Revoking a Proxy. At any time before it has been voted, you may revoke your proxy by: (1) sending a letter saying that you are revoking your proxy to the Secretary of the Funds at the Funds’ offices located at 2020 Calamos Court, Naperville, Illinois 60563-2787; (2) properly executing and sending a later-dated proxy; or (3) attending the meeting, requesting return of any previously delivered proxy, and voting in person.

Quorum, Voting at the Meeting, and Adjournment. One-third of the preferred shares of each Fund entitled to vote present in person or represented by proxy constitutes a quorum for electing a trustee for the preferred shareholders of that Fund. For any matter that may properly come before the meeting of a Fund, one-third of the shares entitled to vote on the matter constitutes a quorum for that matter. For purposes of determining the presence or absence of a quorum and for determining whether sufficient votes have been received for approval of any matter to be acted upon at the meeting, abstentions and broker nonvotes will be treated as shares that are present at the meeting but have not been voted.

If a quorum is not present in person or by proxy at the meeting, or if a quorum is present at the meeting but not enough votes to approve a proposal are received, the persons named as proxyholders may propose one or more adjournments or postponements of the meeting to permit further solicitation of proxies. Any proposal for adjournment or postponement of the meeting for a Fund will require the vote of a majority of the shares of the Fund represented at the meeting in person or by proxy.

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

Section 30(h) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934 require the Funds’ trustees and officers, investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of the Funds’ equity securities to file forms reporting their affiliation with the Fund(s) and reports of ownership and changes in ownership of the Funds’ shares with the Securities and Exchange Commission (the “SEC”) and the New York Stock Exchange. Those persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of those forms furnished to the Funds, the Funds believe that their trustees and officers, investment adviser and affiliated persons of the investment adviser have complied with all applicable Section 16(a) filing requirements during the last fiscal year. To the knowledge of each Fund’s management, no person owns beneficially more than 10% of a class of the Fund’s equity securities.

AUDIT COMMITTEE REPORT

The audit committee of each Fund’s board of trustees reviews that Fund’s annual financial statements with both management and the independent auditors, and the committee meets periodically with the independent and internal auditors to consider their evaluation of the Fund’s financial and internal controls.

Each audit committee, in discharging its duties, has met with and held discussions with management and the Fund’s independent and internal auditors. The committees have reviewed and discussed the audited financial statements with management. Management has represented to the independent auditors that each Fund’s financial statements were prepared in accordance with generally accepted accounting principles.

The audit committees have also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). The independent auditors provided to the committees the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the committees discussed with representatives of the independent auditors their firm’s independence.

Based on each audit committee’s review and discussions with management and the independent auditors, the representations of management and the reports of the independent auditors to the committees, each committee recommended that the respective board include the audited financial statements in the Fund’s annual report.

The members of the audit committee are: Joe F. Hanauer, Weston W. Marsh, John E. Neal, William R. Rybak, Stephen B. Timbers and David D. Tripple.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Each Fund’s audit committee selected Deloitte & Touche LLP (“D&T”) as the independent registered public accounting firm to audit the books and records of that Fund for its fiscal year ending October 31, 2007. A representative of D&T will not be present at the meeting.

AUDIT AND RELATED FEES

Audit Fees. D&T billed CHI, CHY, CSQ and CGO aggregate fees in the amounts of $22,779, $61,906, $54,623, and $33,192, respectively, for the fiscal year ended October 31, 2006 and $34,717, $34,717, $34,717, and $15,500, respectively, for the fiscal year ended October 31, 2005 for professional services rendered with respect to the audits of the Funds’ annual financial statements or services that are typically provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Related Fees. D&T billed CHI, CHY, CSQ and CGO aggregate fees in the amounts of $27,704, $31,908, $64,270 and $22,365, respectively, for the fiscal year ended October 31, 2006 and $27,192, $27,192, $27,192 and $16,000, respectively, for the fiscal year ended October 31, 2005 for assurance and related services that are reasonably related to the performance of the audit of the Funds’ financial statements and not reported above.

There were no fees billed in each of the last two fiscal years for assurance and related services rendered by D&T to Calamos Advisors or any entity controlling, controlled by or under common control with Calamos Advisors that are reasonably related to the performance of the audit of the Funds’ financial statements that were required to be pre-approved by any of the Funds’ audit committees.

Tax Fees. D&T billed CHI, CHY, CSQ and CGO aggregate fees in the amounts of $3,876, $4,579, $9,296 and $1,649, respectively, for the fiscal year ended October 31, 2006 and $4,850, $4,850, $4,850 and $1,500, respectively, for the fiscal year ended October 31, 2005 for professional services for tax compliance, tax advice, tax planning and tax return preparation services.

There were no fees billed in each of the last two fiscal years for professional services rendered by D&T to Calamos Advisors or any entity controlling, controlled by or under common control with Calamos Advisors for tax compliance, tax advice and tax planning that were required to be pre-approved by any of the Funds’ audit committees.

All Other Fees. D&T billed CHI, CHY, CSQ and CGO aggregate fees in the amounts of $0, $0, $0 and $0, respectively, for the fiscal year ended October 31, 2006 and $35,542, $42,158, $101,848 and $500, respectively, for the fiscal year ended October 31, 2005 for products and services, other than the services reported above.

There were no fees billed in either of the last two fiscal years for products and services provided by D&T to Calamos Advisors or any entity controlling, controlled by or under common control with Calamos Advisors that were required to be pre-approved by any of the Funds’ audit committees.

Audit Committee Pre-Approval Policies And Procedures. Each Fund’s audit committee meets with D&T and Calamos Advisors to review and pre-approve all audit services to be provided by D&T.

Each audit committee shall pre-approve all non-audit services to be provided by D&T to the respective Fund, including the fees and other compensation to be paid to D&T; provided that the pre-approval of non-audit services is not required if (i) the services were not recognized by Calamos Advisors at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the relevant Fund are less than 5% of the total fees paid by such Fund to D&T during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by Calamos

Advisors and such audit committee approves them prior to the completion of the audit.

Each audit committee shall pre-approve all non-audit services to be provided by D&T to Calamos Advisors or any entity controlling, controlled by or under common control with Calamos Advisors that provides ongoing services to the respective Fund if the engagement relates directly to the operations or financial reporting of the Fund, including the fees and other compensation to be paid to D&T; provided that pre-approval of non-audit services to Calamos Advisors or any of its affiliates is not required if (i) the services were not recognized by Calamos Advisors at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to Calamos Advisors and all entities controlling, controlled by or under common control with Calamos Advisors are less than 5% of the total fees for non-audit services requiring pre-approval paid by the Fund, Calamos Advisors or its affiliates to D&T during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the relevant audit committee by Calamos Advisors and the audit committee approves them prior to the completion of the audit.

All services provided to each Fund described in under the paragraphs entitled Audit-Related Fees, Tax Fees and All Other Fees were pre-approved by the relevant Fund’s audit committees. There were no services provided to Calamos Advisors or any entity controlling, controlled by or under common control with Calamos Advisors described in the paragraphs entitled Audit-Related Fees, Tax Fees and All Other Fees that were required pre-approved by the audit committees.

Aggregate Non-Audit Fees. D&T billed CHI, CHY, CSQ and CGO aggregate fees in the amounts of $3,876, $4,579, $9,296 and $1,649, respectively, for the fiscal year ended October 31, 2006 and $40,392, $47,008, $106,698 and $2,000, respectively, for the fiscal year ended October 31, 2005 for non-audit services. D&T billed Calamos Advisors or any entity controlling, controlled by or under common control with Calamos Advisors aggregate non-audit fees in the amounts of $0 and $31,256 for the fiscal years ended October 31, 2006 and October 31, 2005, respectively, for services rendered.

The Funds’ audit committees approved all such non-audit services.

Each Fund’s audit committee has considered whether D&T’s provision of services (other than audit services to each Fund) to the Fund, Calamos Advisors and affiliates of Calamos Advisors that provide services to the Fund is compatible with maintaining D&T’s independence in performing audit services.

ADMINISTRATORS

Each Fund has entered into an administration agreement with State Street Bank and Trust Company, whose principal business address is One Lincoln Street, Boston, Massachusetts 02111.

SHAREHOLDER COMMUNICATIONS

Shareholders are able to send communications to the Funds’ governance committees. Communications should be addressed to the Secretary of the Funds at their principal offices at 2020 Calamos Court, Naperville, Illinois 60563-2787. The Secretary will forward any communications received directly to the governance committees. The Funds do not have a policy with regard to trustee attendance at annual meetings. With the exception of Joe F. Hanauer, all of the current trustees of the Funds attended the 2006 annual meeting.

SHAREHOLDER PROPOSALS

A shareholder proposal for consideration at the 2008 annual meeting of a Fund should be submitted in writing pursuant to Rule 14a-8 of the Securities Exchange Act of 1934 to the Secretary of the Fund at 2020 Calamos Court, Naperville, Illinois 60563-2787. Such proposal must be received by the Secretary of the Fund not later than January 28, 2008. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must submit such written notice to the Fund not later than April 14, 2008. Any proposal shall be included in a written notice that includes the shareholder’s name and address, the number of shares of the Fund(s) that the shareholder owns of record or beneficially, the dates on which those shares were acquired, and documentary support for a claim of beneficial ownership if the shares are registered in a different name. Timely submission of a proposal does not mean the proposal will be included in the proxy material sent to shareholders.

By Order of the Board of Trustees of each Fund,

James S. Hamman, Jr.
Secretary
May 25, 2007

PROXY	CALAMOS GLOBAL TOTAL RETURN FUND PROXY FOR COMMON SHARES	VOTE TODAY
PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
THE ANNUAL MEETING OF SHAREHOLDERS — JUNE 22, 2007
The undersigned holder of common shares of CALAMOS GLOBAL TOTAL RETURN FUND appoints John P. Calamos, Sr. and James S. Hamman, Jr., or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the annual meeting of shareholders of CALAMOS GLOBAL TOTAL RETURN FUND to be held on June 22, 2007, and at any adjournments thereof, in their discretion upon any other business that may properly come before the meeting.
YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.
(Continued and to be signed on the reverse side)
               CHANGE OF ADDRESS

▼ DETACH PROXY CARD HERE ▼

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.	☒ Votes must be indicated (x) in Black or Blue ink.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AT THE DISCRETION OF THE PROXYHOLDERS.

CHECK HERE IF YOU PLAN TO ATTEND THE MEETING	☐

To change your address, please mark this box.	☐

To include any comments, please mark this box.	☐

SCAN LINE

Please sign exactly as your name appears. If acting as attorney, executor, trustee or in representative capacity, sign name and indicate title.

Date	Share Owner sign here	Co-Owner sign here

PROXY	CALAMOS GLOBAL TOTAL RETURN FUND	VOTE TODAY
PROXY FOR PREFERRED SHARES
SOLICITED BY THE BOARD OF TRUSTEES FOR
THE ANNUAL MEETING OF SHAREHOLDERS — JUNE 22, 2007
The undersigned holder of preferred shares of CALAMOS GLOBAL TOTAL RETURN FUND appoints John P. Calamos, Sr. and James S. Hamman, Jr., or either of them, each with power of substitution, to vote all preferred shares that the undersigned is entitled to vote at the annual meeting of shareholders of CALAMOS GLOBAL TOTAL RETURN FUND to be held on June 22, 2007 and at any adjournments or postponements thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting.
YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.
(Continued and to be signed on the reverse side)

CHANGE OF ADDRESS

CALAMOS

P.O. BOX 11028

NEW YORK, N.Y. 10203-0028

\/ DETACH PROXY CARD HERE \/

PLEASE VOTE, SIGN, DATE AND
RETURN THIS PROXY CARD
PROMPTLY USING THE
ENCLOSED ENVELOPE.
Votes must be indicated [X]
in Black or Blue ink.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN
AND ABSENT DIRECTION WILL BE VOTED “FOR” THE NOMINEE.
THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE NOMINEE BELOW.

To elect Stephen B. Timbers to the board of trustees of the Fund to represent the holders of preferred shares.

FOR	WITHHOLD VOTE
[ ]	[ ]

CHECK HERE IF YOU PLAN TO ATTEND THE MEETING	[ ]

To change your address, please mark this box.	[ ]

To include any comments, please mark this box.	[ ]

Please sign exactly as your name appears. If acting as attorney, executor, trustee or in a representative capacity, sign name and indicate title.

Date	Share Owner sign here	Co-Owner sign here